UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2017

RLJ LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Bethesda Metro Center Suite 1000
Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on September 1, 2017 (the “Initial Form 8-K”), on August 31, 2017, pursuant to the Agreement and Plan of Merger dated April 23, 2017 by and among RLJ Lodging Trust (the “Company”), RLJ Lodging Trust, L.P. (the “Operating Partnership”), Rangers Sub I, LLC, a wholly owned subsidiary of the Operating Partnership (“REIT Merger Sub”), Rangers Sub II, LP, an indirect wholly owned subsidiary of the Operating Partnership (“Partnership Merger Sub”), FelCor Lodging Trust Incorporated (“FelCor”) and FelCor Lodging Limited Partnership (“FelCor LP”), Partnership Merger Sub merged with and into FelCor LP, with FelCor surviving as an indirect wholly owned subsidiary of the Operating Partnership (the “Partnership Merger”), and immediately thereafter FelCor merged with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly owned subsidiary of the Operating Partnership (the “REIT Merger”) and, together with the Partnership Merger, the “Mergers”). This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited consolidated financial statements of FelCor and FelCor LP for each of the years ended December 31, 2016, December 31, 2015 and December 31, 2014 and the unaudited consolidated financial statements of FelCor and FelCor LP for the six months ended June 30, 2017 and June 30, 2016, are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b)                                         Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2016 and for the nine months ended September 30, 2017, giving effect to the Mergers, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d)              Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP regarding financial statements of FelCor Lodging Trust Incorporated

23.2	Consent of PricewaterhouseCoopers LLP regarding financial statements of FelCor Lodging Limited Partnership

99.1	Audited consolidated financial statements of FelCor Lodging Trust Incorporated and FelCor Lodging Limited Partnership for each of the years ended December 31, 2016, 2015 and 2014

99.2	Unaudited consolidated financial statements of FelCor Lodging Trust Incorporated and FelCor Lodging Limited Partnership for the six months ended June 30, 2017 and 2016

99.3	Unaudited pro forma condensed combined financial statements (and related notes) of RLJ Lodging Trust for the year ended December 31, 2016 and the nine months ended September 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Dated: November 15, 2017	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel